EXHIBIT 10.3.1
AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT
     THIS AMENDMENT NO. 1, dated as of February 1, 2008, to EMPLOYMENT AGREEMENT, dated as of the 11th day of October, 1989 (the “Agreement”), by and between UNITED STATES LIME & MINERALS, INC., a Texas corporation, and Bill Hughes. Capitalized terms used but not defined herein shall have the same meanings as in the Agreement.
     WHEREAS, Employer and Employee entered into the Agreement to set forth the terms and conditions of Employee’s continued employment with Employer; and
     WHEREAS, Employer and Employee have agreed to an amendment to the Agreement, effective February 1, 2008;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Employer and Employee hereby agree as follows:
1.	Section 1 of the Agreement shall be deleted and replaced in its entirety by:
     “1. Employment. Effective February 1, 2008, Employer hereby employs Employee in the capacity of Senior Vice President –Development to undertake and discharge, in accordance with the terms and conditions of this Agreement, such duties, functions and responsibilities as are from time to time delegated to Employee by Employer’s President & CEO. Employee shall generally be required to provide services during the Amended Term (defined below) at Employer’s Dallas location.”
2.	The first two sentences of Section 2 of the Agreement will be deleted and replaced by:
     “The term of this Agreement, as amended shall commence as of the Amendment Date and continue until February 1, 2009 (the “Amended Term”).”
3.	Exhibit A, as referred to in Section 3 will be replaced in its entirety with the attached Exhibit A, which sets forth, among other items, compensation for the Employee during the Amended Term.

4. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise, alter, modify, amend, or in any way affect the terms and conditions set forth in the Agreement, all of which shall remain in full force and effect and are hereby reaffirmed as if set forth at length herein.
5. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, Employer and Employee have executed this Amendment No. 1 as of February 1, 2008.

UNITED STATES LIME & MINERALS, INC.

By:
President & CEO

EMPLOYEE

Bill Hughes